United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event): September 22, 2004


                        Commission File Number: 333-61547

                           CONTINENTAL RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


         Oklahoma                   333-61547                  73-0767549
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(State or other jurisdiction of   (Commission              (I.R.S. Employer
incorporation or organization)    File Number)            Identification No.)


302 N. Independence, Suite 1500, Enid, Oklahoma                    73701
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   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (580) 233-8955

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          (Former Name or Former Address if Changed Since Last Report)

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     i. Effective September 20, 2004, the Registrant engaged Grant Thornton LLP to act as the independent accountant.

     ii. During the Registrant's two fiscal years ended December 31, 2003, and for the period from January 1, 2004 to September 19, 2004, the Registrant did not consult Grant Thornton LLP regarding either:

          o The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements;

          o Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v) of Regulations S-K.

     The Registrant provided Grant Thornton LLP with a copy of the foregoing disclosures.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 22, 2004                   Continental Resources, Inc.

                                            By: ROGER V. CLEMENT
                                                Roger V. Clement
                                                Senior Vice President and
                                                Chief Financial Officer